UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

UNITED NATURAL FOODS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15723	05-0376157
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

As previously announced, United Natural Foods, Inc. (“UNFI”) acquired SUPERVALU INC. (“Supervalu”) on October 22, 2018. Unaudited pro forma financial information is being filed as Exhibit 99.1 to this Current Report on Form 8-K for the fiscal year (52 weeks) ended July 28, 2018 and the 26 week period ended January 26, 2019, as if its acquisition of Supervalu was consummated on July 30, 2017.

The information in Item 7.01 of this Current Form 8-K attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial statements for the fiscal year (52 weeks) ended July 28, 2018 and for the 26 week fiscal period ended January 26, 2019, and the notes to such unaudited pro forma condensed combined financial statements, all giving effect to the acquisition of Supervalu, are filed as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma condensed combined financial statements for the fiscal year (52 weeks) ended July 28, 2018 and for the 26 week fiscal period ended January 26, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

		By:	/s/ Michael P. Zechmeister
		Name:	Michael P. Zechmeister
		Title:	Chief Financial Officer
(Principal Financial Officer)
Date:	March 28, 2019